CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 19, 2004, relating to the financial statements of Sunergy, Inc., as of December 31, 2003 and the reference to our firm as experts in the Registration Statement.


Vancouver, Canada                                            /s/ Amisano Hanson
February 18, 2004                                    CHARTERED  ACCOUNTANTS and
                                         CERTIFIED  PUBLIC  ACCOUNTANT (NEVADA)